                     FORM OF REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of the _____ day of _______________, 1996, among Rutherford--Moran Oil Corporation, a Delaware corporation (the "Issuer") and Patrick R. Rutherford, John A. Moran, Michael D. McCoy, and Susan R. Rutherford (collectively, the "Stockholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Stockholders are the beneficial owners of shares of the capital stock of Thai Romo Limited, a company organized under the laws of the Kingdom of Thailand ("Thai Romo");

     WHEREAS, pursuant to that certain 351 Exchange Agreement (the "Exchange Agreement") among the Issuer, The Chase Manhattan Bank N.A., Bangkok Branch, Rutherford--Moran Exploration Company, a Texas corporation ("RMEC"), Thai Romo, Thai Romo Holdings, a Delaware corporation, and the shareholders listed on Schedule B thereto, and as more fully set forth in the Exchange Agreement, the Thai Romo shareholders (other than RMEC) will exchange certain of their shares and certain notes held by them for common stock of the Issuer (collectively, the "Transactions");

     WHEREAS, following consummation of the Transactions, the Issuer will issue and sell up to 4,600,000 shares of common stock through an initial public offering, and upon consummation of the Transactions, the Stockholders will own the shares of common stock set forth on SCHEDULE A hereto;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                                  ARTICLE I
                                  DEFINITIONS

     (a) include the singular as well as the plural, (b) include the masculine as well as the feminine and neutral and (c) have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

     "Business Day" means any day except Saturdays, Sundays and days on which the offices of the Commission are not open for business;

     "Commission" means the Securities and Exchange Commission of the United States of America or any other federal agency at the time administering the Securities Act;

     "Common Stock" means (a) all shares now or hereafter authorized and designated as the common stock of the Issuer, including (without limitation) the Issuer's presently authorized common stock, $.01 par value per share, and
(b) any securities issued or issuable with respect to any such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or the reorganization or otherwise upon any required adjustments, and securities of any other class with which such securities may hereafter have been exchanged or reclassified;

     A "Disadvantageous Condition" shall exist for purposes of this Agreement if the Issuer shall furnish to the Requesting Holders a certified resolution of the Issuer's Board of Directors stating that in the good faith judgment of such Board of Directors it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the inability for reasons beyond the Issuer's control to provide any required financial statements, or any other event or condition of similar significance to the Issuer) interfere with a material transaction being pursued by the Issuer or would be significantly disadvantageous to the Issuer or to its stockholders for a registration statement to be maintained effective, or to be filed and become effective;

     "Exchange Act" means the Securities Exchange Act of 1934, 15 U.S.C. 78a et seq., as amended, and the regulations promulgated from time to time thereunder;

     "Governmental Entity" means the United States of America, Canada, any state, province, territory and any subdivision thereof, any court, administrative or regulatory agency, commission, department or body or other governmental authority or instrumentality, the Commission, or any entity or person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

     "Party" means any of the Issuer or the Stockholders, and "Parties" shall mean all of such Persons, collectively;

     "Person" means any natural person or entity of any kind, including (without limitation) corporations, partnerships, limited liability companies, Governmental Entities and any other entity organized or formed under the law of any jurisdiction;

     "Registrable Securities" means the Common Stock beneficially owned, directly and indirectly, by the Stockholders immediately after consummation of the Transactions as set forth on SCHEDULE A hereto. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act and new certificates for such securities not bearing a legend restricting

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further transfer shall have been delivered by the Issuer and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (c) they shall have been otherwise transferred to a non-Affiliate (as defined in the Exchange Act) of the Stockholders and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) such securities shall have ceased to be outstanding;

     "Registration Expenses" means all expenses incident to the Issuer's performance of or compliance with Article IV, including (without limitation) all registration, filing and National Association of Securities Dealers, Inc. fees, filing fees relating to quotation on the Nasdaq National Market, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Issuer and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and transfer taxes, if any, relating solely to the Registrable Securities being registered, PROVIDED that in any case where Registration Expenses are not to be borne by the Issuer, such expenses shall not include salaries of Issuer personnel or general overhead expenses of the Issuer, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Issuer or other expenses for the preparation of financial statements or other data normally prepared by the Issuer in the ordinary course of its business or that the Issuer would have incurred in any event; and

     "Securities Act" means the Securities Act of 1933, 15 U.S.C. 77a et seq., as amended, and the regulations promulgated from time to time thereunder.


                                  ARTICLE II
                               DEMAND REGISTRATIONS

     2.1      REGISTRATION OF REGISTRABLE SECURITIES ON REQUEST.

          (a) REQUEST. Upon the written request of one or more of the Stockholders that the Issuer effect the registration under the Securities Act of all or part of such holders' Registrable Securities (which request shall specify the intended method of disposition thereof), the Issuer shall promptly give written notice of any requested registration to the other Stockholders and, subject to Section 2.1(b) hereof, shall use all reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

               (i)       the Registrable Securities that the
          Issuer has been so requested to register by such requesting holders (which request shall specify the intended method of disposition of such securities);

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               (ii)      the Registerable Securities owned by
          the other Stockholders that such Stockholders request in writing to be registered, which request shall have been received by the Issuer within 15 days after receipt of written notice from the Issuer (such other Stockholders together with such requesting holders are collectively referred to herein as the "Requesting Holders"); and

               (iii)          subject to Section 2.2 hereof,
          any other securities that the Issuer has been requested to register by the holders thereof by written request given to the Issuer within 15 days after written notice given by the Issuer is received, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities.

          (b) CERTAIN LIMITATIONS. Notwithstanding Section 2.1(a) hereof, the Issuer shall not be obligated to file and cause to become effective any registration statement pertaining to Registrable Securities (i) unless the aggregate number of Registrable Securities requested by the Requesting Holders to be registered is at least equivalent to 5% of all Registrable Securities as of the date hereof; (ii) at any time during the existence of a Disadvantageous Condition; (iii) if such filing would occur within 180 days of the date of the final prospectus relating to the Issuer's initial public offering; (iv) if such filing would occur during the period starting 30 days prior to the Issuer's estimated date of filing of, and ending 90 days after the effective date of, any other registration statement filed by the Issuer under the Securities Act; or (iv) if such request is within six months of a previous request pursuant to this Article II. In addition, the Stockholders in the aggregate may make only five requests pursuant to this Article II.

     2.2 REGISTRATION OF OTHER SECURITIES. Whenever the Issuer shall effect a registration pursuant to this Article II upon the request of the Requesting Holders, securities other than those of the Requesting Holders' covered by the request shall be included in such registration only to the extent that any managing underwriter of such offering shall have advised the Issuer and each Requesting Holder that the inclusion of such other securities would not adversely affect such offering, and if such managing underwriter shall have advised that the inclusion of such other securities would adversely affect such offering then Section 2.7 hereof shall apply.

     2.3 REGISTRATION STATEMENT FORM. Registrations under this Article II shall be on such appropriate registration form of the Commission (a) as shall be selected by the Issuer and (b) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration. The Issuer agrees to include in any such registration statement all information that the Requesting Holders registered shall reasonably request and all information which is required by applicable law, rule or regulation.

     2.4 EXPENSES. The Requesting Holders and any other holder of securities included in such registration pursuant to Section 2.2 hereof shall pay all Registration Expenses in connection with all registrations that are requested pursuant to this Article II and become effective pursuant to this
Article II.

     2.5 EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Article II shall not be deemed to have been affected unless a registration statement relating thereto (a) has become effective under the Securities Act and any of the Registrable Securities included in such registration have actually been sold thereunder or (b) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder), PROVIDED that the Issuer may discontinue any effective registration statement requested pursuant to this Article II if and so long as a Disadvantageous Condition shall exist, and, in such event, such registration statement shall be at the sole expense of the Issuer and shall not be included as one of the five registrations that may be requested pursuant to this Article II hereof, and PROVIDED FURTHER that if after any registration statement requested pursuant to this Article II becomes effective (a) such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Entity solely due to the actions or omissions to act of the Issuer and (b) less than 75% of the Registrable Securities included in such registration have been sold thereunder, such registration statement shall be at the sole expense of the Issuer and shall not be included as one of the five registrations that may be requested pursuant to this Article II.

     2.6      UNDERWRITERS.  If any registration effected pursuant to this
Article II shall be an underwritten public offering, the managing underwriter or underwriters thereof and the price, terms and provisions of the offering shall be determined by the holders of more than 50% of the Registrable Securities requested to be included in such registration.

     2.7 APPORTIONMENT IN REGISTRATIONS REQUESTED. If a registration requested pursuant to this Article II is an underwritten offering and the managing underwriter shall advise the Issuer in writing (with a copy to each Requesting Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Requesting Holders of more than 50% of the Registrable Securities requested to be included in such registration or would in any other manner adversely affect such offering, the Issuer shall include in such registration all of the Registrable Securities requested by the Requesting Holders to be registered and shall proportionately reduce the number of securities to be included in the offering by other holders of securities and, to the extent that the recommended number of securities to be included in the offering is less than the total number of Registrable Securities requested to be included by the Requesting Holders in such registration, the number of Registrable Securities to be so included shall be reduced on a pro rata basis among all Requesting Holders whose Registrable Securities are requested to be included in such registration such that each holder whose Registrable Securities requrested to be included shall be entitled to include such number of Registrable Securities determined by multiplying the number of Registrable Securities requested to be included by such holder by a fraction the numerator of which is the number of Registrable Securities that such managing underwriter has advised may be included in such registration and the denominator of which is the total number of Registrable Securities requested to be included in such registration.

                                 ARTICLE III
                            PIGGYBACK REGISTRATIONS

     3.1 RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Issuer at any time proposes to register any of the Common Stock under the Securities Act (other than a registration on Form S-4, Form S-8 or any successor or similar form, or in connection with a tender offer, merger or other acquisition), for sale for its own account in an underwritten offering, it shall each such time give prompt written notice to each Stockholder of its intention to do so and of such Stockholders' rights under this Article III. Upon the written request of any Stockholder made within 10 days after the date of receipt of such notice, the Issuer shall use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Issuer has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of such Registrable Securities so to be registered, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register or to delay registration of such securities, the Issuer may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of such Stockholders to request that such registration be effected as a registration under Article II, and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Article III shall relieve the Issuer of its obligation to effect any registration upon request under Article II. The Issuer shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Article III.

     3.2 APPORTIONMENT IN INCIDENTAL REGISTRATIONS. If the managing underwriter of an underwritten offering pursuant to this Article III shall inform the Issuer and the holders of the Registrable Securities requesting such registration by letter of its opinion that the number of securities requested to be included in such registration exceeds the number that can be sold in (or during the time of) such offering or that the inclusion would adversely affect the marketing of the securities to be sold by the Issuer therein, then the Issuer may include all securities proposed by the Issuer to be sold for its own account and may decrease the number of Registrable Securities and other securities of the Issuer so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the percentage of the aggregate number of such Registrable Securities and such other securities for which registration was requested) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.

                                  ARTICLE IV
                            REGISTRATION PROCEDURES

     4.1 PROCEDURES. If and whenever the Issuer is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Articles II and III, the Issuer shall as expeditiously as possible:

               (a) prepare and as soon thereafter as is reasonably practicable file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, PROVIDED that the Issuer may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 3.1 hereof, its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or 90 days after the effective date of the registration statement, whichever is shorter;

          (c) furnish without charge to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, conforming with the requirements of the Securities Act and such other documents as such seller may reasonably request;

               (d) use reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and take any other action that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller,


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


      except that the Issuer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this
     Section 4.1(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, except as provided in
     Section 4.1(e)(ii) below, (and the underwriters, if any) of

               (i) an opinion of counsel for the Issuer, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form, scope and substance to such seller and, if such registration includes an underwritten public offering, to such underwriter, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Issuer's financial statements included in such registration statement, addressed to each seller, to the extent the same can be reasonably obtained, and addressed to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial, tabular and statistical matters as are typically covered in such a "comfort" letter or as such seller or such holder (or the underwriters, if any) may reasonably request, PROVIDED that a letter covering such matters as are typically covered in "comfort" letters satisfactory to the underwriters (if such registration includes an underwritten public offering) shall satisfy the requirements of this Section 4.1(e)(ii);

          (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus, and use reasonable efforts to cause any such amendment, if a post-effective amendment, to be declared effective, as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as amended or supplemented, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

          (g) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
     Section 11(a) of the Securities Act.

     4.2 SELLER'S INFORMATION. The Issuer may require each proposed seller of Registrable Securities as to which any registration is being effected to promptly furnish the Issuer, as a condition precedent to including such holder's Registrable Securities in any registration, such information regarding such seller and the intended method of distribution of such securities by such seller as the Issuer may from time to time reasonably request in writing.

     4.3 DISCONTINUANCE OF SELLER'S DISPOSITION. Each holder of Registrable Securities agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 4.1(f) hereof, such holder shall forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(f) hereof and, if so directed by the Issuer, shall deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and in any such event, the period of time specified in Section 4.1(b) hereof for which the Issuer is required to keep such registration statement effective shall be extended by the number of days elapsing from the date of the notice given by the Issuer of the occurrence of an event referred to in Section 4.1(f) hereof to and including the date of receipt by such holder of the copies of the supplemented or amended prospectus.

     4.4 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Issuer shall give the holders of Registrable Securities, their underwriters, if any, and their respective counsel, a reasonable period of time prior to the filing thereof to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified its financial statements as shall be necessary, and shall furnish such information as any of them may request, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     4.5 NOMINEES FOR BENEFICIAL OWNERS. If any Registrable Securities are held of record by a nominee for a Stockholder as the beneficial owner thereof, the Stockholder may upon the giving of written notice to the Issuer, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by him pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by the Stockholders contemplated by this Agreement. Without limiting the foregoing, the Stockholders and the Issuer understand that a Stockholder may choose to hold his shares of the Common Stock in one or more corporations or entities controlled by him.
 For the purposes of this Agreement, such shares held by such corporations or entities shall be deemed to be beneficially owned by such Stockholder. The Issuer may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                                  ARTICLE V
                             UNDERWRITTEN OFFERINGS

     5.1 REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any offering pursuant to a registration requested under
Article II, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Issuer, to holders of more than 50% of the Registrable Securities included in such registration and to the underwriters and to contain such representations and warranties by the Issuer and such other terms as are generally prevailing in agreements of this type, including (without limitation) indemnities to the effect and to the extent provided in Article VII below. The holders of the Registrable Securities shall cooperate with the Issuer in the negotiation of the underwriting agreement and shall give consideration to the reasonable requests of the Issuer regarding the form thereof, PROVIDED that nothing herein contained shall diminish the foregoing obligations of the Issuer. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities.

     5.2 INCIDENTAL UNDERWRITTEN OFFERINGS. If the Issuer at any time proposes to register any of the Common Stock under the Securities Act as contemplated by Article III and such securities are to be distributed by or through one or more underwriters, the Issuer shall, if requested by any holder of Registrable Securities, as provided in Article III and subject to the provisions of Articles III and IV, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Issuer and such underwriters and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities.

                                  ARTICLE VI
                                  TERMINATION

     The Issuer's obligations under this Agreement shall terminate with respect to a Stockholder at such time such Stockholder no longer holds Registrable Securities.

                                 ARTICLE VII
                                INDEMNIFICATION


     7.1 INDEMNIFICATION BY THE ISSUER. In the event of any registration of any securities of the Issuer under the Securities Act pursuant to this Agreement, the Issuer shall, to the fullest extent permitted by law, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and such other Person, if any, who controls, is controlled by or is under common control with such seller or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer shall reimburse such seller and each such director, officer, underwriter and controlling Person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such seller for use in the preparation thereof and, PROVIDED FURTHER, that the Issuer shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act or the Exchange Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or in such amendment or supplement.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

     7.2 INDEMNIFICATION BY THE SELLERS. Each Person selling Registerable Securities pursuant to a registration statement of the Issuer shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1) each other seller, the Issuer, each director of the Issuer, each officer of the Issuer and each other Person, if any, who controls, is controlled by or is under common control with the Issuer within the meaning of the Securities Act or the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Issuer or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. No Person selling Registrable Securities shall be liable hereunder for any amount in excess of the product obtained by multiplying (a) the purchase price per Registrable Security so sold by such Person (after reduction for sales commissions, underwriting discounts and the like by (b) the number of Registrable Securities so sold by such Person.

     7.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified Party of notice of the assertion of any claim in respect of which indemnification would be required pursuant to this Article VII or the commencement of any action or proceeding involving a claim referred to in Sections 7.1 and 7.2, such indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying Party, give written notice to the latter of such assertion or the commencement of such action; PROVIDED that the failure of any indemnified Party to give notice as provided herein shall not relieve the indemnifying Party of its obligations under this
Article VII, except to the extent that the indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified Party, unless in such indemnified Party's reasonable judgment a conflict of interest between such indemnified Party and indemnifying Parties may exist in respect of such claim, the indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified Party, and after notice from the indemnifying Party to such indemnified Party of its election so to assume the defense thereof (if the indemnifying party is entitled to assume such defense) (a) the indemnifying Party shall not be liable to such indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof (other than reasonable costs of investigation and of assistance or participation requested by the indemnifying party) unless in such indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying Parties arises in respect of such claim after the assumption of the defense thereof, and (b) the indemnifying Party shall not be subject to any liability for any settlement made without its consent. No indemnifying Party shall, without the consent of the indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release from all liability in respect to such claim or litigation.

     7.4 INDEMNIFICATION PAYMENTS. The indemnification required by this Article VII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred subject to an undertaking of the indemnified Party to repay or refund any amounts to which it is not entitled under the provisions hereof.

                                ARTICLE VIII
                  RESOLUTION OF DISPUTES; JURISDICTION; VENUE

     8.1         RESOLUTION OF DISPUTES BETWEEN THE PARTIES.

          (a) NEGOTIATION. The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations between individuals who have authority to settle the controversy. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Within five days after the effective date of such notice, the Parties shall agree upon a mutually acceptable time and place to meet and shall meet at such time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. The first of such meetings shall take place within 7 days of the effective date of the disputing Party's notice. If the matter has not been resolved within 60 days of the disputing Party's notice, or if the Parties fail to agree on a time and place for an initial meeting within five days of such notice, either Party may initiate mediation of the controversy or claim as provided hereinafter. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three Business Days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this Section 8.1 shall be treated as compromise and settlement negotiations for the purposes of federal and state rules of evidence and procedure.

          (b) MEDIATION. If the dispute has not been resolved by negotiation as provided herein, the Parties may endeavor to settle the dispute by mediation under the then current AAA Model Procedure for Mediation of Business Disputes. The neutral third party shall be selected by the Parties from the CPR Panels of Neutrals. If the Parties encounter difficulty in agreeing upon a neutral, they shall seek the assistance of CPR in the selection process.

          (c) ARBITRATION. Any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof or thereof, which has not been resolved by non-binding procedures as provided in Sections 8.1(a) or 8.1(b) hereof within 30 days of the initiation of either or both of such procedures, shall be finally settled by arbitration conducted expeditiously in accordance with the CPR Rules for Non-Administered Arbitration of Business Disputes, PROVIDED that if one Party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting Party may initiate arbitration before the expiration of such period. The arbitration shall be conducted by three independent and impartial arbitrators. Each Party shall appoint one arbitrator and a third arbitrator not appointed by the Parties shall be appointed from the CPR Panels of Neutrals. The arbitration shall be governed by the United States Arbitration Act and any judgment upon the award decided upon by the arbitrators may be entered by any court having jurisdiction thereof. The arbitrators are not empowered to award damages in excess of compensatory damages and each Party hereby irrevocably waives any damages in excess of compensatory damages. Each Party hereby acknowledges that compensatory damages include (without limitation) any benefit or right of indemnification given by another Party to the other under this Agreement. Any arbitration conducted pursuant to this Section 8.1(c) shall be held at a mutually acceptable location in Houston, Texas, the United States of America.

     8.2 CONSENT TO JURISDICTION AND VENUE. Each of the Parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Southern District of Texas, sitting in Harris County, Texas, the United States of America, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, (b) waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the Party bringing such suit, action or proceeding. Each of the Parties consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address in effect under Section 9.1 hereof, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law.

                                  ARTICLE IX
                                 MISCELLANEOUS

     9.1 NOTICES. Any notice, request, response, instruction or other document to be given hereunder by any Party to any other Party shall be in writing and delivered personally, via telecopy (with receipt confirmed), by recognized international courier service (with receipt confirmed) or by registered or certified United States mail, postage prepaid, as follows:

     (a)       if to the Issuer, to:

          Rutherford--Moran Oil Corporation
          5 Greenway Plaza, Suite 220
          Houston, Texas  77046
          Attention:  President
          Telecopy Number:  (713) 521-7072

          with copy to:

          Fulbright & Jaworski L.L.P.
          1301 McKinney, Suite 5100
          Houston, Texas 77010-3095
          United States of America
          Attention:  Christopher E. H. Dack
          Telecopy Number: (713) 651-5246;

     (b)       if to Stockholders, to the addresses listed on EXHIBIT B hereto or at such other addresses for a Party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the Party to whom it is directed upon actual receipt by such Party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the Party to which it is addressed at the close of business, local time of the recipient, on the tenth day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the Party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the Party to which such notice was given.

     9.2 NO THIRD-PERSON BENEFICIARIES. This Agreement is intended solely for the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall be construed to create any duty to, or standard of care with reference to, or liability of a Party to, any Person not a Party.

     9.3 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective heirs, executors, successors and permitted assigns. No Stockholder may assign his rights under this Agreement without the prior written consent of the Issuer.

     9.4 AMENDMENTS AND WAIVERS. This Agreement may be amended and the Issuer may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Issuer shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of an aggregate of at least 50% of the Registrable Securities. Each holder of any Registrable Securities shall be bound by any consent given by a previous holder of such Registrable Securities, whether or not such Registrable Securities shall have been marked to indicate such consent. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar) or the same provision hereof at a later time. No failure by a Party to insist upon the strict performance of any term, covenant or condition of this Agreement, or to exercise any right or remedy upon breach of any provision, and no acceptance of payment or performance during the continuation of any such breach, shall constitute a waiver of any term, covenant or condition herein or a waiver of any subsequent breach or default in the performance of any term, covenant or condition herein.

     9.5 HEADINGS. The headings of the Articles and Sections of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof. Unless otherwise specified, all references in this Agreement to Articles, Sections, paragraphs or clauses are deemed references to the corresponding Articles, Sections, paragraphs or clauses in this Agreement.

     9.6 SEVERABILITY OF PROVISIONS. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     9.7 ENTIRE AGREEMENT. This Agreement constitutes the sole understanding of the Parties with respect to the matters provided for herein and supersedes any previous agreements and understandings between the Parties with respect to the subject matter hereof.

     9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     9.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (regardless of laws that might otherwise govern under applicable principles of conflicts of laws).

     IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first set forth in the introduction to this Agreement.

     RUTHERFORD--MORAN OIL CORPORATION



                            By ___________________________________________
                            Name: ________________________________________
                            Title: _______________________________________





                            ______________________________________________
                                          John A. Moran



                            ______________________________________________
                                      Patrick R. Rutherford



                            ______________________________________________
                                         Michael D. McCoy



                            ______________________________________________
                                         Susan R. Rutherford

                                   EXHIBIT A

                      OWNERSHIP OF REGISTRABLE SECURITIES



                                   NAME/NOMINEE IN
      NAME OF                     WHICH REGISTRABLE   AMOUNT HELD BY
 BENEFICIAL OWNER                   SECURITIES HELD       NOMINEE


John A. Moran                      John A. Moran
                                   JAMTHAI, Inc.
                                   THAIJAM, L.P.

Patrick R.                         Patrick R.
Rutherford                         Rutherford
                                   PRRTHAI, Inc.
                                   THAIPRR, Inc.

Michael D. McCoy                   MDMTHAI, Inc.

Susan R. Rutherford                SRRTHAI, Inc.

                                   EXHIBIT B

                       STOCKHOLDERS' ADDRESSES FOR NOTICE




                         John A. Moran
                         1424 South Ocean Boulevard
                         Palm Beach, Florida  33480

                         Patrick R. Rutherford
                         3466 Ella Lee Lane
                         Houston, Texas  77027

                         Michael D. McCoy
                         8489 Burkhart Drive
                         Houston, Texas  77055

                         Susan R. Rutherford
                         3466 Ella Lee Lane
                         Houston, Texas  77027